SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report: (Date of Earliest Event Reported):
                         June 20, 2003 (June 20, 2003)





                       AMERICAN INSURED MORTGAGE INVESTORS
             (Exact name of registrant as specified in its charter)

        California                      1-11060                  13-3180848
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)







                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 816-2300
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

     Attached as an exhibit to this Current Report on Form 8-K is a press release issued by the General Partner on June 20, 2003 announcing the quarterly distribution to the Partnership's unitholders. The above referenced press release is incorporated by reference herein.




Item 7.  Financial Statements and Exhibits.

(c)  Exhibits. The following exhibits are filed with this report:

     Exhibit 99.1 - Press Release dated June 20, 2003.



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    AMERICAN INSURED MORTGAGE
                                                    INVESTORS

                                                    By: CRIIMI, Inc.
                                                        General Partner


Dated: June 20, 2003                                By:/s/ Mark A. Libera
                                                       -------------------------
                                                       Mark A. Libera
                                                       Vice President
                                                       General Counsel

                                  EXHIBIT INDEX

Exhibit
No.                                Description
--------------------------------------------------------------------------------

*    99.1 Press Release dated June 20, 2003

*    Filed herewith.